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                                                                   EXHIBIT 23(b)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Uroplasty, Inc.:

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                          /s/ KPMG LLP

Minneapolis, Minnesota
May 1 , 2002